Exhibit 10.4

ABGENIX, INC.

1998 DIRECTOR OPTION PLAN

(As Amended and Restated Effective February 27, 2003)

1.             Purposes of the Plan.  The purposes of this 1998 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

All options granted hereunder shall be nonstatutory stock options.

2.             Definitions.  As used herein, the following definitions shall apply:

(a)           “Board” means the Board of Directors of the Company.

(b)           “Code” means the Internal Revenue Code of 1986, as amended.

(c)           “Common Stock” means the Common Stock of the Company.

(d)           “Company” means Abgenix, Inc., a Delaware corporation.

(e)           “Director” means a member of the Board.

(f)            “Employee” means any person, including officers and Directors, employed by the Company or any Subsidiary of the Company.  Employees of the Parent of the Company shall not be employees of the Company unless they are also employed by the Company.  The payment of a Director’s fee by the Company shall not be sufficient in and of itself to constitute “employment” by the Company.

(g)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(h)           “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)            If the Common Stock is listed on any established stock exchange or a national market system, including with limitation the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such exchange or system for the market trading day at the time of determination, or if the determination is not made on a market trading date, the last market trading day prior to the time of determination) as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)           If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination, as reported in t) as reported in the The Wall Street Journal or such other source as the Board deems reliable, or;

(iii)          In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(i)            “Inside Director” means a Director who is an Employee.

(j)            “New Outside Director” means an Outside Director who becomes a Director after the effective date of the Plan, as amended and restated.

(k)           “Option” means a stock option granted pursuant to the Plan.

(l)            “Optioned Stock” means the Common Stock subject to an Option.

(m)          “Optionee” means a Director who holds an Option.

(n)           “Outside Director” means a Director who is not an Employee.

(o)           “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(p)           “Plan” means this 1998 Director Option Plan.

(q)           “Share” means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

(r)            “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

3.             Stock Subject to the Plan.  Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 1,000,000 Shares of Common Stock (the “Pool”).  The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).  Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

4.             Administration and Grants of Options under the Plan.

(a)           Procedure for Grants.          All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

(i)            No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors except as expressly provided by the Plan.

(ii)           Each New Outside Director shall be automatically granted an Option to purchase that number of Shares as shall be determined by the Board in its sole discretion (the “First Option”) on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.  If the Board does not establish the number of Shares subject to the First Option for a given New Outside Director prior to the date of grant for such First Option, then the number shall be the same as the number of Shares granted to the immediately preceding New Outside Director.

(iii)          Commencing with the fiscal year beginning January 1, 2002, each Outside Director shall be automatically granted an Option to purchase that number of Shares as shall be determined by the Board in its sole discretion (a “Subsequent Option”) on the date of the Company’s Annual Meeting of Stockholders upon such Outside Director’s reelection, if on such date, he or she shall have served on the Board for at least six (6) months.  If the Board does not establish the number of Shares subject to the Subsequent Option for a given fiscal year, then the number shall be the same as the number of Shares subject to the Subsequent Option for the immediately preceding fiscal year (as adjusted pursuant to Section 10).

(iv)          Notwithstanding the provisions of subsections (ii) and (iii) hereof, any exercise of an Option granted before the Company has obtained stockholder approval of the Shares to be issued upon the exercise of such Option shall be conditioned upon obtaining such stockholder approval.

(v)           The terms of a First Option granted hereunder shall be as follows:

(A)          the maximum term of a First Option shall be ten (10) years.

(B)           the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

(C)           the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the First Option.  In the event that the date of grant of the First Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the First Option.

(D)          subject to Section 10 hereof, 1/48 of the Shares subject to the First Option shall vest and become exercisable upon the last day of each month following the date of grant of the First Option until all Shares subject to the First Option are exercisable.

(vi)          The terms of a Subsequent Option granted hereunder shall be as follows:

(A)          the maximum term of the Subsequent Option shall be ten (10) years.

(B)           the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

(C)           the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option.  In the event that the date of grant of the Subsequent Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the Subsequent Option.

(D)          subject to Section 10 hereof, the Subsequent Option shall be exercisable immediately, in whole or in part.

(vii)         In the event that any Option granted under the Plan would cause the number of shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Options grant shall be granted under Options to the Outside Directors on a pro rata basis.  No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

5.             Eligibility.  Options may be granted only to Outside Directors.  All Options shall be automatically granted in accordance with the terms set forth in Section 4 hereof.

The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director’s relationship with the Company at any time.

6.             Term of Plan.  The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company.  It shall continue in effect for a term of ten (10) years ending in 2008 unless sooner terminated under Section 11 of the Plan.

7.             Form of Consideration.  The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or (iv) any combination of the foregoing methods of payment.

8.             Exercise of Option.

(a)           Procedure for Exercise, Rights as a Stockholder.   Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof and in accordance with the schedule set forth in the agreement documenting an individual Option.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company.  Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan.  Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)           Termination of Continuous Status as a Director.  Subject to Section 10 hereof, in the event an Optionee’s status as a Director terminates (other than upon the Optionee’s death or disability), the Optionee may exercise his or her Option, but only within ninety (90) days following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term); provided, however, that in the event that a sale of the Option Stock received upon exercise of this Option would subject the Director to liability under Section 16(b) of the Securities and Exchange Act of 1934, as amended, then the option will terminate on the earlier of (i) fifteenth day after the last date upon which such sale would result in liability, or (ii) two hundred ten (210) days following the date of such termination of status as a Director (but in no event later than the expiration of its ten (10) year term).  To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

(c)           Disability of Optionee.   In the event Optionee’s status as a Director terminates as a result of disability, the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term).  To the extent that the Optionee was not entitled to exercise an Option on the date of the time specified herein, the Option shall terminate.

(d)           Death of Optionee.   In the event of an Optionee’s death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term).  To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee’s estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

9.             Non-Tranferability of Options.   The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

10.           Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a)           Changes in Capitalization.   Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

(b)           Dissolution or Liquidation.   In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

(c)           Merger or Asset Sale.   In the event of a merger or consolidation of the Company with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the “Successor Corporation”).  If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation.  Following such assumption or substitution, if the Optionee’s status as a Director or director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable.  Thereafter, the Option or option shall remain exercisable in accordance with Sections 8(b) through (d) above.

If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable.  In such event the Board shall notify the

Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

For purposes of this Section 10(c), an Option shall be considered assumed if, following the merger, consolidation or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger, consolidation or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger, consolidation or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).  If such consideration received in the merger, consolidation or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger, consolidation or sale of assets.

11.           Amendment and Termination of the Plan.

(a)           Amendment and Termination.   Except as set forth in Section 4, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent.  In addition, to the extent necessary and desirable to comply with any applicable law or regulation, the Company shall obtain stockholder approval of any Plan amendment in such manner and to such a degree as required.

(b)           Effect of Amendment or Termination.   Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

12.           Time of Granting Options.   The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

13.           Conditions Upon Issuance of Shares.   Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such representation is required by any of the aforementioned relevant provisions of law.

Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

14.           Reservation of Shares.   The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

15.           Option Agreement.   Options shall be evidenced by written option agreements in such form as the Board shall approve.